EXHIBIT 10.1
AMENDMENT NO. 5 TO CREDIT AGREEMENT
     This AMENDMENT NO. 5 TO CREDIT AGREEMENT (this “Amendment”), dated as of June 26, 2008, is entered into by and among (1) AMERICAN COMMERCIAL LINES LLC, a Delaware limited liability company, JEFFBOAT LLC, a Delaware limited liability company, and ACL TRANSPORTATION SERVICES LLC, a Delaware limited liability company (formerly known as Louisiana Dock Company LLC) (each a “Borrower” and collectively, the “Borrowers”); (2) the Required Lenders (as defined in the Credit Agreement referred to below); and (3) WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Security Trustee, L/C Issuer and Swing Line Lender, with respect to the following:
     A. The Borrowers, the Administrative Agent and the Lenders have previously entered into that certain Credit Agreement dated as of April 27, 2007 (as amended prior to the date hereof, the “Existing Credit Agreement” and as the same may be further amended, restated, supplemented or otherwise modified and in effect from time to time, including, but not limited to, by this Amendment, the “Credit Agreement”). Capitalized terms are used in this Amendment as defined in the Credit Agreement, unless otherwise defined herein.
     B. The Borrowers have requested certain amendments to the Existing Credit Agreement as set forth below.
     C. The Administrative Agent and the Required Lenders are willing to grant such requests on the terms and subject to the conditions set forth in this Amendment.
          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
          1. Effectiveness. The effectiveness of the provisions of Section 2 of this Amendment is subject to the satisfaction of the conditions further described in Section 4 of this Amendment.
          2. Amendments.
               (a) Maturity Date. On the terms and subject to the conditions of this Amendment, the definition of Maturity Date in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
               “Maturity Date” shall mean March 31, 2009.
               (b) Pricing Grid.
                    (i) On the terms and subject to the conditions of this Amendment, the chart in the definition of Pricing Grid in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

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Pricing Grid
		Applicable	Applicable
		Margin for	Margin for Base	Commitment Fee
Tier	Total Leverage Ratio	LIBOR Loans	Rate Loans	Percentage
1	≥ 3.50	3.00%	1.75%	0.50%
2	≥ 3.00 < 3.50	2.75%	1.50%	0.45%
3	≥ 2.50 < 3.00	2.50%	1.25%	0.40%
4	≥ 2.00 < 2.50	1.75%	0.50%	0.30%
5	< 2.00	1.50%	0.25%	0.25%
                    (ii) For the avoidance of doubt, all accrued and unpaid interest, Letter of Credit fees and Commitment Fees outstanding prior to the Amendment Effect Date shall be priced according to the Pricing Grid as in effect prior to the Amendment Effect Date.
          (c) Total Revolving Loan Commitment; Schedule I.
                    (i) On the terms and subject to the conditions of this Amendment, the definition of Total Revolving Loan Commitment in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
          “Total Revolving Loan Commitment” shall mean, at any time, Five Hundred Fifty Million Dollars ($550,000,000) or, if such amount is reduced pursuant to Section 2.04(a) or (b), the amount to which so reduced and in effect at such time.
                    (ii) For the avoidance of doubt, the commitment reduction resulting from the foregoing amendment of the definition of Total Revolving Loan Commitment shall reduce the Revolving Loan Commitment of each Lender as in effect immediately prior to the Amendment Effective Date (as defined below) on a pro rata basis. To confirm the Revolving Loan Commitment of each Lender after giving effect to such decrease in the Total Revolving Loan Commitment, on the terms and subject to the conditions of this Amendment, Part A of Schedule I to the Existing Credit Agreement is hereby amended and restated in its entirety as set forth on Attachment I attached hereto.
          (d) Acquisitions/Section 5.02(d)(ii).
                    (i) On the terms and subject to the conditions of this Amendment, the lead-in paragraph of Section 5.02(d)(ii) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
               “(ii) If the Total Leverage Ratio is less than 2.75 to 1.00 as reflected in the most recently delivered Compliance Certificate required by this Agreement and on a pro forma basis for any acquisition subsequently described in this clause (ii) (such pro forma calculation shall use the Total Debt as of the date of the proposed acquisition and after giving effect to any such acquisition and the Adjusted EBITDA for the four quarter period reflected in such recently delivered Compliance Certificate (with the addition or subtraction, if applicable, of the Adjusted EBITDA of the Acquired Person that is the subject of the proposed acquisition as contemplated in the definition of Adjusted

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EBITDA)), then the following exception to Section 5.02(d) shall be applicable: acquisitions by a Borrower or a Guarantor of any Person or the assets of a Person as a new Subsidiary or of all or substantially all of the assets of any other Person or identifiable business unit or division of any other Person (in each case, the “Proposed Target”); provided that, unless otherwise agreed to in writing by the Administrative Agent (with the written approval of the Required Lenders) with respect to any of the below requirements in connection with a particular acquisition:”
               (ii) On the terms and subject to the conditions of this Amendment, the period at the end of Section 5.02(d)(ii)(K) of the Existing Credit Agreement is hereby deleted and replaced with a semi-colon, and the following language is added to the end of Section 5.02(d)(ii) of the Existing Credit Agreement immediately below the end of Section 5.02(d)(ii)(K) of the Existing Credit Agreement:
“provided that if after the Total Leverage Ratio is less than 2.75 to 1.00 as contemplated above and then the Total Leverage Ratio is subsequently equal to or greater than 2.75 to 1.00, then no additional Permitted Acquisitions shall be permitted under this Section 5.02(d)(ii) until such time as all conditions set forth in this Section 5.02(d)(ii) are fully satisfied.”
               (e) Investments/Section 5.02(e)(v). On the terms and subject to the conditions of this Amendment, Section 5.02(e)(v) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
          “(v) If the Total Leverage Ratio is less than 2.75 to 1.00 as reflected in the most recently delivered Compliance Certificate required by this Agreement and on a pro forma basis for any Investment(s) subsequently described in this clause (v) (such pro forma calculation shall use the Total Debt as of the date of the proposed Investment and after giving effect to any such Investment and the Adjusted EBITDA for the four quarter period reflected in such recently delivered Compliance Certificate), then in addition to Investments otherwise expressly permitted by this Section 5.02(e) (provided no Event of Default then exists or results therefrom), Investments by the Borrower and its Domestic Subsidiaries in Joint Ventures which are organized under the laws of the United States of America or any state thereof in an aggregate amount (valued at cost) not to exceed $50,000,000 as to any such Joint Venture or $100,000,000 in the aggregate as to all such Joint Ventures since the date of this Agreement; provided that if after the Total Leverage Ratio is less than 2.75 to 1.00 as contemplated above and then the Total Leverage Ratio is subsequently equal to or greater than 2.75 to 1.00, then (A) Investments made after June 26, 2008 and in compliance with this Section 5.02(e)(v) and prior to the Total Leverage Ratio being equal to or greater than 2.75 to 1.00 may continue to exist and (B) no additional Investments under this Section 5.02(e)(v) shall be permitted until such time as all conditions set forth in this Section 5.02(e)(v) are fully satisfied;”
               (f) Distributions/Section 5.02(f)(iv). On the terms and subject to the conditions of this Amendment, Section 5.02(f)(iv) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

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     “(iv) If the Total Leverage Ratio is less than 2.75 to 1.00 as reflected in the most recently delivered Compliance Certificate required by this Agreement and on a pro forma basis for any Distribution(s) subsequently described in this clause (iv) (such pro forma calculation shall use the Total Debt as of the date of the proposed Distribution and after giving effect to any such Distribution and the Adjusted EBITDA for the four quarter period reflected in such recently delivered Compliance Certificate), then any Loan Party may make Distributions if (1) no Default or Event of Default has occurred and is continuing or would result from such Distribution; and (2) the Borrowers provide the Administrative Agent a certificate from a Responsible Officer certifying that there is pro forma compliance with the financial covenants in Section 5.03 and that the Total Leverage Ratio as of the date of the proposed Distribution will be less than 2.75 to 1.00 after giving effect to such Distributions; provided that if after the Total Leverage Ratio is less than 2.75 to 1.00 as contemplated above and then the Total Leverage Ratio is subsequently equal to or greater than 2.75 to 1.00, then no additional Distributions under this Section 5.02(f)(iv) shall be permitted until such time as all conditions set forth in this Section 5.02(f)(iv) are fully satisfied.”
               (g) Total Leverage Ratio. On the terms and subject to the conditions of this Amendment, Section 5.03(a) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
          “(a) Total Leverage Ratio. The Borrowers shall not at any time permit the Total Leverage Ratio to be greater than 3.75 to 1.00.”
               (h) Fixed Charge Coverage Ratio. On the terms and subject to the conditions of this Amendment, Section 5.03(b) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
          “(b) Fixed Charge Coverage Ratio. The Borrowers shall not permit the Fixed Charge Coverage Ratio as at the end of any fiscal quarter to be less than 1.25 to 1.00.”
               (i) Subsidiaries. On the terms and subject to the conditions of this Amendment, Schedule 4.01(o) to the Existing Credit Agreement is hereby amended and restated in its entirety as set forth on Attachment II attached hereto.
               (j) Compliance Certificate. On the terms and subject to the conditions of this Amendment, Exhibit J (Compliance Certificate) to the Existing Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit J attached hereto.
          3. Amendment Fee. In addition to all other amounts payable by the Borrowers to the Administrative Agent, the Security Trustee and/or the Lenders, on the Amendment Effective Date (as defined below), the Borrowers shall pay to the Administrative Agent, for the account of each Lender that has executed and delivered this Amendment on or prior to the Amendment Effective Date, a non-refundable amendment fee in an amount equal to 0.30% of an amount equal to the sum of such Lender’s Revolving Loan Commitment as of the Amendment Effective Date (after giving effect to the decrease in the Total Revolving Loan Commitment under this Amendment) (collectively, the “Amendment Fee”). The Amendment Fee is fully earned, due and payable as of the Amendment Effective Date.

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          4. Conditions Precedent to the Effectiveness of this Amendment and Post Closing Covenants. The effectiveness of the provisions of Section 2 of this Amendment is conditioned upon, and such provisions shall not be effective until, satisfaction of the following conditions (the first date on which all of the following conditions have been satisfied being referred to herein as the “Amendment Effective Date”):
               (a) The Administrative Agent shall have received, on behalf of the Lenders, this Amendment, duly executed and delivered by the Borrowers, the Administrative Agent, the Required Lenders and the Guarantors.
               (b) The Administrative Agent shall have received, on behalf of the Lenders an amendment to each Real Property Security Document in form and substance satisfactory to the Administrative Agent.
               (c) The Administrative Agent shall have received from a certificate of the Secretary or an Assistant Secretary of each Borrower and Guarantor, dated as of the Amendment Effective Date, certifying that attached thereto are true and correct copies of resolutions duly adopted by the board of directors of such Borrower or Guarantor and continuing in effect, which authorize the execution, delivery and performance by such Borrower or Guarantor of this Amendment and the Amended Credit Agreement (as defined below) and the consummation of the transactions contemplated hereby and thereby.
               (d) The Administrative Agent shall have received the Amendment Fee, on behalf of the Lenders that have executed and delivered this Amendment as of the Amendment Effective Date.
               (e) The representations and warranties set forth in this Amendment shall be true and correct as of the Amendment Effective Date.
The Administrative Agent is authorized to deliver the Real Property Security Document amendments (before or after the Amendment Effective Date) to the title company and obtain at the Borrowers’ expense such date down endorsements as the Administrative Agent may require in connection with each existing title policy, and the Borrowers agree upon request of the title company to execute and deliver, within 15 days of such request, such affidavits, confirmations and documents of similar nature as the title company requires in connection with such amendments and endorsements.
          5. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment and to amend the Existing Credit Agreement in the manner provided in this Amendment, the Borrowers represent and warrant to the Administrative Agent and each Lender as follows:
               (a) Authorization of Agreements. The execution and delivery of this Amendment by the Borrowers and the Guarantors and the performance by the Borrowers of the Existing Credit Agreement as amended by this Amendment (hereafter referred to as the

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“Amended Credit Agreement”) (i) are within the power of the Borrowers and the Guarantors and (ii) have been duly authorized by all necessary actions on the part of the Borrowers and the Guarantors.
               (b) Enforceability. Each of this Amendment and the Amended Credit Agreement has been duly executed and delivered by the Borrowers and the Amendment has been duly executed and delivered by the Guarantors and, in each case, constitutes a legal, valid and binding obligation of the Borrowers and the Guarantors (as applicable), enforceable against the Borrowers and the Guarantors (as applicable) in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.
               (c) Non-Contravention. The execution and delivery by the Borrowers and the Guarantors of this Amendment and the performance by the Guarantors of this Amendment and the performance by the Borrowers of each of this Amendment and the Amended Credit Agreement do not (i) violate any Requirement of Law applicable to any Loan Party; (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any Contractual Obligation of any Loan Party where such violation, breach or acceleration could result in a Material Adverse Effect; (iii) result in the creation or imposition of any Lien (or the obligation to create or impose any Lien) upon any property, asset or revenue of any Loan Party (except for Permitted Liens) or (iv) violate any provision of any existing law, rule, regulation, order, writ, injunction or decree of any court or Governmental Authority to which it is subject, where such breach could result in a Material Adverse Effect.
               (d) Governmental Consents. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for the due execution, delivery and performance by the Borrowers or the Guarantors of this Amendment.
               (e) Representations and Warranties in the Credit Agreement. The Borrowers confirm that as of the Amendment Effective Date and after giving effect to this Amendment, (i) the representations and warranties contained in Article IV of the Credit Agreement are true and correct in all material respects (except to the extent any such representation and warranty is expressly stated to have been made as of a specific date, in which case it shall be true and correct as of such specific date) and (ii) no Default or Event of Default has occurred and is continuing.
          6. Miscellaneous.
               (a) Reference to and Effect on the Existing Credit Agreement and the other Credit Documents.
                    (i) Except as specifically amended by this Amendment and the documents executed and delivered in connection herewith, the Existing Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed by the Borrowers in all respects. The Existing Credit Agreement (as amended by this Amendment) and each of the other Credit Documents, taken

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together, constitute and contain the entire agreement of the Borrowers, the Lenders, the Administrative Agent and the Security Trustee and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof and thereof including, except to the extent expressly set forth therein, the commitment letter dated as of March 28, 2007 between Parent and the Administrative Agent but excluding the Administrative Agent’s Fee Letter.
                    (ii) The execution and delivery of this Amendment and performance of the Amended Credit Agreement shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under, the Existing Credit Agreement or any of the other Credit Documents.
                    (iii) Upon the conditions precedent set forth herein being satisfied, this Amendment shall be construed as one with the Existing Credit Agreement, and the Existing Credit Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.
                    (iv) If there is any conflict between the terms and provisions of this Amendment and the terms and provisions of the Credit Agreement or any other Credit Document, the terms and provisions of this Amendment shall govern.
               (b) Expenses. The Borrowers acknowledge that all costs and expenses of the Administrative Agent incurred in connection with this Amendment will be paid by the Borrowers in accordance with Section 8.02 of the Existing Credit Agreement.
               (c) Headings. Section and subsection headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
               (d) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes. Transmission by telecopier (or by email of a PDF or similar electronic image file) of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart.
               (e) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without reference to conflicts of law rules other than Section 5-1401 of the General Obligations Law of the State of New York.
          7. Credit Documents. This Amendment is a Credit Document as defined in the Credit Agreement, and the provisions of the Credit Agreement generally applicable to Credit Documents are applicable hereto and incorporated herein by this reference.
[This Space Intentionally Left Blank]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

AMERICAN COMMERCIAL LINES LLC, a Delaware limited liability company

By:	/s/ Thomas R. Pilholski
Name:	Thomas R. Pilholski
Title:	VP & Treasurer

JEFFBOAT LLC, a Delaware limited liability company

By:	/s/ Thomas R. Pilholski
Name:	Thomas R. Pilholski
Title:	VP & Treasurer

ACL TRANSPORTATION SERVICES LLC, a Delaware limited liability company (formerly known as Louisiana Dock Company LLC)

By:	/s/ Thomas R. Pilholski
Name:	Thomas R. Pilholski
Title:	VP & Treasurer
[Signature Page to Amendment No. 5 to Credit Agreement — ACL]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Security Trustee, L/C Issuer, Swing Line Lender and a Lender

By:	/s/ James M. Stehlik
Name:	James M. Stehlik
Title:	Vice President
[Signature Page to Amendment No. 5 to Credit Agreement — ACL]

BANK OF AMERICA, N.A.

By:	/s/ Adam M. Goettsche
Name:	Adam M. Goettsche
Title:	Senior Vice President
[Signature Page to Amendment No. 5 to Credit Agreement — ACL]

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Johnny L. Perry
Name:	Johnny L. Perry
Title:	Senior Vice President
[Signature Page to Amendment No. 5 to Credit Agreement — ACL]

FIFTH THIRD BANK

By:	/s/ David W. O’Neal
Name:	David W. O’Neal
Title:	Vice President

[Signature Page to Amendment No. 5 to Credit Agreement — ACL]

FORTIS CAPITAL CORP.

By:	/s/ Svein Engh
Name:	Svein Engh
Title:	Managing Director

By:	/s/ C. Tobias Backer
Name:	C. Tobias Backer
Title:	Director
[Signature Page to Amendment No. 5 to Credit Agreement — ACL]

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Rebecca L. Milligan
Name:	Rebecca L. Milligan
Title:	Duly Authorized Signatory
[Signature Page to Amendment No. 5 to Credit Agreement — ACL]

JPMORGAN CHASE BANK, N.A.

By:	/s/ Stephen J. Wood
Name:	Stephen J. Wood
Title:	VP
[Signature Page to Amendment No. 5 to Credit Agreement — ACL]

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Adam M. Goettsche
Name:	Adam M. Goettsche
Title:	Senior Vice President
[Signature Page to Amendment No. 5 to Credit Agreement — ACL]

NATIONAL CITY BANK

By:	/s/ Tracy J. Venable
Name:	Tracy J. Venable
Title:	SVP
[Signature Page to Amendment No. 5 to Credit Agreement — ACL]

OLD NATIONAL BANK

By:	/s/ Leizel Miles
Name:	Leizel Miles
Title:	Vice President
[Signature Page to Amendment No. 5 to Credit Agreement — ACL]

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Chester A. Misbach, Jr.
Name:	Chester A. Misbach, Jr.
Title:	Senior Vice President
[Signature Page to Amendment No. 5 to Credit Agreement — ACL]

RBS CITIZENS, N.A.

By:	/s/ André A. Nazareth

Name:	André A. Nazareth

Title:	Senior Vice President
[Signature Page to Amendment No. 5 to Credit Agreement — ACL]

STOCK YARDS BANK & TRUST COMPANY

By:	/s/ William J. Otter
Name:	William J. Otter
Title:	Senior Vice President
[Signature Page to Amendment No. 5 to Credit Agreement — ACL]

SUNTRUST BANK

By:	/s/ Kap Yarbrough
Name:	Kap Yarbrough
Title:	Vice President
[Signature Page to Amendment No. 5 to Credit Agreement — ACL]

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Betsy Phillips
Name:	Betsy Phillips
Title:	Assistant Vice President
[Signature Page to Amendment No. 5 to Credit Agreement — ACL]

WACHOVIA BANK, N.A.

By:	/s/ Kevin S. Hawkins
Name:	Kevin S. Hawkins
Title:	Sr. Vice President
[Signature Page to Amendment No. 5 to Credit Agreement — ACL]

Each of the undersigned hereby acknowledges and consents to the foregoing Amendment and confirms and agrees that the Guaranty executed by it (including via joinder or supplement) in connection with the Credit Agreement remains in full force and effect in accordance with its terms and is hereby reaffirmed and ratified by each of the undersigned, and each of the undersigned hereby confirms that the representations and warranties contained in each such Guaranty (including any incorporated by reference to the Credit Agreement) are (before and after giving effect to this Amendment) true and correct in all material respects.

AMERICAN COMMERCIAL LINES INC., a Delaware corporation
By:	/s/ Dawn R. Landry
	Name:	Dawn R. Landry
	Title:	Sr. Vice President, General Counsel and Corporate Secretary

COMMERCIAL BARGE LINE COMPANY, a Delaware corporation
By:	/s/ Dawn R. Landry
	Name:	Dawn R. Landry
	Title:	Vice President and Secretary

AMERICAN COMMERCIAL BARGE LINE LLC, a Delaware corporation
By:	/s/ Dawn R. Landry
	Name:	Dawn R. Landry
	Title:	Vice President and Secretary

ACL FINANCE CORP., a Delaware corporation
By:	/s/ Dawn R. Landry
	Name:	Dawn R. Landry
	Title:	Vice President and Secretary

[Signature Page to Amendment No. 5 to Credit Agreement — ACL]

ACL PROFESSIONAL SERVICES INC., a Delaware corporation
By:	/s/ Dawn R. Landry
	Name:	Dawn R. Landry
	Title:	Secretary

ELLIOTT BAY DESIGN GROUP LLC, a Delaware limited liability company
By:	/s/ Dawn R. Landry
	Name:	Dawn R. Landry
	Title:	Vice President and Secretary

SUMMIT CONTRACTING, LLC, an Indiana limited liability company
By:	/s/ Dawn R. Landry
	Name:	Dawn R. Landry
	Title:	Vice President and Secretary

SUMMIT CIVIL SERVICES, LLC, an Indiana limited liability company
By:	/s/ Dawn R. Landry
	Name:	Dawn R. Landry
	Title:	Vice President and Secretary

SUMMIT ENVIRONMENTAL SERVICES, LLC, an Indiana limited liability company
By:	/s/ Dawn R. Landry
	Name:	Dawn R. Landry
	Title:	Vice President and Secretary

[Signature Page to Amendment No. 5 to Credit Agreement — ACL]

EXHIBIT J
UPDATED COMPLIANCE CERTIFICATE
(See Attached)

EXHIBIT J
COMPLIANCE CERTIFICATE

                                , 20__
Wells Fargo Bank, National Association,
     as Administrative Agent
300 N. Meridian St., Suite 1600
Indianapolis, IN 46204
Attention: James M. Stehlik, Vice President
Tel. No. (317) 977-1115
Fax No. (317) 977-1118
          This Compliance Certificate is delivered pursuant to Section 5.01(a)(iii) of that certain Credit Agreement, dated as of April 27, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among (1) American Commercial Lines LLC, a Delaware limited liability company (“ACL”), Jeffboat LLC, a Delaware limited liability company (“Jeffboat”), and ACL Transportation Services LLC, a Delaware limited liability company (formerly known as Louisiana Dock Company LLC) (“ACLTS”; and together with ACL and Jeffboat, each a “Borrower” and collectively, the “Borrowers”); (2) each of the financial institutions party thereto from time to time (collectively, the “Lenders”); and (3) Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), as Security Trustee, as Lead Arranger, as L/C Issuer and as Swing Line Lender.
          Terms defined in the Credit Agreement and not otherwise defined in this Compliance Certificate (this “Compliance Certificate”) shall have the meanings defined for them in the Credit Agreement. Section references herein relate to the Credit Agreement unless stated otherwise. In the event of any conflict between the calculations set forth in this Compliance Certificate and the manner of calculation required by the Credit Agreement, the terms of the Credit Agreement shall govern and control.
          This Compliance Certificate is delivered in accordance with Section 5.01(a)(iii) of the Credit Agreement by an undersigned Responsible Officer of each Borrower, in each undersigned’s capacities as such and not his or her individual capacity, on behalf of such Borrower. This Compliance Certificate is delivered for the fiscal quarter (the “Test Period”) ended                     ,                      (the “Test Date”). Computations indicating compliance with respect to the covenants in Sections 5.01(i), 5.02(a), 5.02(d), 5.02(e) and 5.03 of the Credit Agreement are set forth below:
1. Section 5.01(i) – Updated Schedules for new Subsidiaries.
               During the fiscal quarter ended on the Test Date, no Loan Party has reorganized, recapitalized or consolidated with or merged into any other Person or permitted any other Person to merge into it, acquired any Person as a new Subsidiary or acquired all or substantially all of the assets of any other Person, except as described below:

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     During the Test Period, if any Loan Party established or acquired any new Domestic Subsidiary, any new Foreign Subsidiary or any new Equity Securities of any existing Subsidiary, please attach a written supplement to Schedule 4.01(o). Applicable during the Test Period? Yes                      No
2. Section 5.02(a) – Indebtedness.
     (a) Section 5.02(a)(vii). The principal amount of purchase money Indebtedness and Capital Lease obligations of the Loan Parties is $                    . The principal amount of such Indebtedness shall not exceed and since the Closing Date has never exceeded $50,000,000.
     (b) Section 5.02(a)(ix). The principal amount of Maritime Administration Financing Indebtedness and other additional Indebtedness (as described in Section 5.02(a)(ix) of the Credit Agreement) of the Loan Parties is $                    . The principal amount of such Indebtedness shall not exceed and since the Closing Date has never exceeded $25,000,000.
3. Section 5.02(d) – Mergers, Acquisitions, etc.
               As of the Test Date, all acquisitions by the Loan Parties were consummated in accordance with Section 5.02(d) of the Credit Agreement and the Borrowers have delivered to the Administrative Agent all information required to be delivered pursuant to Section 5.02(d) of the Credit Agreement.
4. Section 5.02(e) – Investments.
     (a) As of the Test Date, Investments (including any loans or advances) by Loan Parties made directly or indirectly in the aggregate for all Foreign Subsidiaries are $                    . Such Investments may not exceed, and have never exceeded since the Closing Date $30,000,000 in the aggregate at any one time for all Foreign Subsidiaries.
     (b) As of the Test Date, Investments by the Borrowers and their Domestic Subsidiaries in Joint Ventures which are organized under the laws of the United States of America or any state thereof in an aggregate amount (valued at cost) are as follows as to each such Joint Venture:[name of JV]: $                     [add more references as needed]. Such Investments are not to exceed, and since the Closing Date

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have never exceeded (i) $50,000,000 as to any single Joint Venture which is organized under the laws of the United States of America or any state thereof or (ii) $100,000,000 as to all such Joint Ventures since the date of the Credit Agreement. Those Investments that were made after the “Amendment Effective Date” of and as defined in the Amendment No. 5 To Credit Agreement were made in compliance with Section 5.02(e)(v) of the Credit Agreement including the requirement that the Total Leverage Ratio is less than 2.75 to 1.00 as reflected in the most recently delivered Compliance Certificate required by the Credit Agreement at the time such Investment was made and on a pro forma basis for any such Investment(s) (such pro forma calculation made using the Total Debt as of the date of such Investment and after giving effect to any such Investment and the Adjusted EBITDA for the four quarter period reflected in such recently delivered Compliance Certificate).
     (c) As of the Test Date, loans and advances to employees in the ordinary course of business and in accordance with past practices were $                     in the aggregate. Such Investments may not exceed, and have never exceeded since the Closing Date $5,000,000 in the aggregate at any one time.
     (d) As of the Test Date, additional Investments (as contemplated by Section 5.02(e) of the Credit Agreement) were $_____ in the aggregate. Such Investments may not exceed, and have never exceeded since the Closing Date $5,000,000 in the aggregate at any one time.
5. Section 5.03(a) – Total Leverage Ratio. As of the Test Date, the Total Leverage Ratio was ___:1.00. The maximum permitted Leverage Ratio is 3.75:1.00.
The Total Leverage Ratio as of the Test Date was computed as follows:
(a) Total Debt on a consolidated basis on the Test Date

      (i) All obligations of the Loan Parties evidenced by notes, bonds, debentures or other similar instruments and all other obligations of the Loan Parties for borrowed money (including obligations to repurchase receivables and other assets sold with recourse) (other than Revolving Loans and L/C Obligations)
$

     (ii) All obligations of the Loan Parties for the deferred purchase price of property or services (including obligations under letters of credit and other credit facilities which secure or finance such purchase price), except for accounts payable arising in the ordinary course of business that are payable on terms customary in the trade
$

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     (iii) All obligations of the Loan Parties under conditional sale or other title retention agreements with respect to property acquired by the Loan Parties (to the extent of the value of such property if the rights and remedies of the seller or the lender under such agreement are limited solely to repossession or sale of such property)
$

(iv) All obligations of the Loan Parties as lessee under or with respect to Capital Leases and synthetic leases	$

(v) All obligations of the Loan Parties, contingent or otherwise, under or with respect to Surety Instruments	$

(vi) All net obligations of the Loan Parties, contingent or otherwise, under or with respect to Rate Contracts on a marked to market basis;	$

(vii) All Unfunded Pension Liabilities of the Loan Parties	$

(viii) All obligations of the Loan Parties with respect to letters of credit, whether drawn or undrawn, contingent or otherwise	$

     (ix) All Guaranty Obligations of the Loan Parties with respect to the obligations of other Persons of the types described in clauses (i) — (vii) above and all other Contingent Obligations of the Loan Parties
$

     (x) All obligations of other Persons of the types described in clauses (i) — (ix) above to the extent secured by (or for which any holder of such obligations has an existing right, contingent or otherwise, to be secured by) any Lien on any property (including accounts and contract rights) of the Loan Parties, even though the Loan Parties have not assumed or become liable for the payment of such obligations.
$

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provided that Indebtedness of a Joint Venture that is not a wholly-owned Subsidiary shall be included at the amount of the Indebtedness of such Joint Venture times the Loan Parties’ percentage ownership interest of any such Joint Venture (the “Equity Adjusted Amount”) unless there is recourse to one or more Loan Parties in respect of such Indebtedness, in which case such Indebtedness shall be included at an amount equal to the greater of (A) the Equity Adjusted Amount and (B) the maximum amount of such recourse (which shall be 100% of such Indebtedness if no maximum amount of recourse is stated)).
See Attached Schedule A for calculation of adjustments required by this proviso

(a) – Total Debt - equals [Sum, without duplication, of (i)+(ii)+(iii)+(iv)+(v)+(vi)+(vii)+(viii)+(ix)+(x)]	$

Divided by:

(b) Adjusted EBITDA of the Loan Parties for the four consecutive fiscal quarter period ending on the Test Date (the “Annual Period”)

(i) Net Income for the Annual Period	$

(ii) Interest Expense for the Annual Period	$

(iii) Expense for income taxes for the Annual Period	$

(iv) Depreciation and amortization for the Annual Period	$

(v) Non-recurring costs or expenses incurred during the Annual Period with respect to a permitted financing or refinancing, Permitted Acquisition or other acquisition approved by the Required Lenders	$

(vi) An amount equal to the non-cash, share-based compensation deducted in accordance with SFAS 123 for the Annual Period	$

     (vii) Extraordinary non-cash losses or charges for the Annual Period (including non-cash transaction expenses, the amortization of debt discounts, losses from impairment of tangible or intangible assets, translation gains or losses)
$

(viii) Additional add backs as may be agreed to in writing by the Administrative Agent (in its sole discretion without the consent of the Required Lenders	$

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for any such additional add backs up to $5,000,000 in the aggregate, and otherwise with the consent of the Required Lenders in their reasonable discretion))

(ix) Extraordinary gains realized during the Annual Period	$

(x) Any non-cash income or non-cash gains during the Annual Period, all calculated for the Loan Parties on a consolidated basis, in accordance with GAAP	$

provided that Adjusted EBITDA of a Joint Venture that is not a wholly-owned Subsidiary shall be included at the amount of the Adjusted EBITDA of such Joint Venture times the Loan Parties’ percentage ownership interest of any such Joint Venture
See Attached Schedule B for calculation of adjustments required by this proviso

Items (ii) through (viii) are included to the extent deducted in determining such Net Income for the Annual Period (without duplication).

Items (ix) and (x) are included to the extent added in determining such Net Income for the Annual Period (without duplication).

equals (b) – Adjusted EBITDA [(i)+(ii)+(iii)+(iv)+(v)+(vi)+(vii)+(viii)-(ix)-(x)]	$

Total Leverage Ratio = [(a) ÷(b)]	: 1.00
6. Section 5.03(b) – Fixed Charge Coverage Ratio. As of the Test Date, the Fixed Charge Coverage Ratio was ___:1.00. The minimum permitted Fixed Charge Coverage Ratio is 1.25:1.00 as of the Test Date.
The Fixed Charge Coverage Ratio as of the Test Date was computed as follows:

(a) Adjusted EBITDA of the Loan Parties for the four consecutive fiscal quarter period ending on the Test Date (the “Annual Period”) as calculated in Section 5(b) above	$

(b) Operating lease expenses of the Borrowers and their Subsidiaries paid during the Annual Period	$

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(c) The aggregate amount of all Maintenance Capital Expenditures made during the Annual Period	$

(d) Cash taxes required to be paid by a Loan Party during the Annual Period	$

(e) The aggregate amount of all Distributions made during the Annual Period	$

(f) Distributions to Parent made during the Annual Period (up to $350,000,000 in the aggregate for all Annual Periods) which were used for the purchase of the stock of Parent pursuant to the Permitted Stock Purchase Program and the August 2007 Permitted Stock Purchase Program to the extent permitted by the Credit Agreement during the Annual Period
$
(not to exceed $350,000,000 in the aggregate for all Annual Periods)

(g) Adjusted amount of Distributions made during the Annual Period [(e)-(f)]	$

(h) Numerator for Fixed Charge Coverage Ratio [(a)+(b)-(c)-(d)-(g)]	$

Divided by

(i) Fixed Charges for the Annual Period:

(i) Cash Interest Expense for the Annual Period	$

(ii) Payments of principal on Indebtedness scheduled or required to be paid during the Annual Period	$

     (iii) The portion of payments, other than optional payments, made under Capital Leases that should be treated as payment of principal in accordance with GAAP required to be paid during the Annual Period
$

(iv) Operating lease expenses of the Borrowers and their Subsidiaries paid during the Annual Period	$

equals (i) – Fixed Charges [(i)+(ii)+(iii)+(iv)]	$

Fixed Charge Coverage Ratio equals [(h)÷(i)]	:1.00

7. Section 5.03(c) – Minimum Net Worth. As of the Test Date, Net Worth is $ . As of the Test Date, the minimum required amount of Net Worth is $ .

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The minimum required amount of Net Worth as of the Test Date was computed as follows:

(a) $304,854,704.35	$304,854,704.35

(b) Fifty percent (50%) of the cumulative sum of the Loan Parties’ annual consolidated Net Income for each fiscal quarter of the Borrowers ending after December 31, 2006 through and including the fiscal year ending immediately prior to the Test Date (excluding any quarter in which net income is negative)
$

(c) One-hundred percent (100%) of the Net Proceeds from the issuance of Equity Securities by Parent or any other Loan Party the proceeds of which are received from a Person that is not a Loan Party from and after December 31, 2006
$

(d) The aggregate decrease in Net Worth directly resulting from the purchase of the stock of Parent pursuant to the Permitted Stock Purchase Program	$

(e) Adjusted Net Worth Decrease Amount (Permitted Stock Purchase Program) [(d) x 0.85]	$

(f) The aggregate decrease in Net Worth directly resulting from the purchase of the stock of Parent pursuant to the August 2007 Permitted Stock Purchase Program	$

(g) Adjusted Net Worth Decrease Amount (August 2007 Permitted Stock Purchase Program) [(f) x 0.85]	$

(f) Minimum required Net Worth [(a)+(b)+(c)-(e)-(g)]	$

8. No Default. During the fiscal quarter ending on the Test Date, no Default or Event of Default has occurred and is continuing, with the exceptions set forth below in response to which the Borrowers have taken (or caused to be taken) or proposes to take (or cause to be taken) the following actions (if none, so state).

[This Space Intentionally Left Blank]

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Each of the undersigned, Responsible Officers of the Borrowers, in their capacity as such and not in their individual capacities, on behalf of the Borrowers certifies that the calculations made and the information contained herein are derived from the books and records of the Borrowers and that each and every matter contained herein correctly reflects those books and records.

Dated: , 20___

BORROWERS:

AMERICAN COMMERCIAL LINES LLC, a Delaware limited liability company

By:

Name:

Title:

JEFFBOAT LLC, a Delaware limited liability company

By:

Name:

Title:

ACL TRANSPORTATION SERVICES LLC, a Delaware limited liability company (formerly known as Louisiana Dock Company LLC)

By:

Name:

Title:

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